SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2002
Date of Report
(Date of earliest event reported)

UTEK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-15941 (Commission File No.)	59-3603677 (IRS Employer Identification Number)

202 South Wheeler Street
Plant City, FL 33563
(Address of Principal Executive Offices)

(813) 754-4330
(Registrant’s Telephone Number, Including Area Code)

     This Form 8-K/A of UTEK Corporation constitutes Amendment No. 1 to UTEK’s Current Report on Form 8-K (the “Original Form 8-K”) which was filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2002. This amendment sets forth the information required by Items 7(a) and 7(b) omitted from the Original Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

     With respect to the acquisition of Techex Acquisition Corporation by UTEK, the following financial statements are presented:

INDEX TO FINANCIAL STATEMENTS FOR INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.

Page

Independent Auditors’ Report	F-1
Balance Sheets as of December 31, 2001 and 2000	F-2
Statements of Operations for the Years Ended December 31, 2001 and 2000 and for The Period From Inception (April 28, 1999) to December 31, 1999	F-3
Statements of Stockholders’ Equity (Deficit) for the Years Ended December 31, 2001 and 2000 and for The Period From Inception (April 28, 1999) to December 31, 1999	F-4
Statements of Cash Flows for the Years Ended December 31, 2001 and 2000 and for The Period From Inception (April 28, 1999) to December 31, 1999	F-5
Notes to Financial Statements	F-6

     (b)  Pro Forma Financial Information

     The following are the pro forma financial statements of UTEK Corporation:

Introduction to Unaudited Pro Forma Combined and Condensed Financial Data	P-1
Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2001	P-2
Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2002	P-3

     (c)  Exhibits.

Exhibit	Description

23.1	Consent of Ziner, Kennedy & Lehan LLP

Intellectual Property Technology
Exchange, Inc.

Financial Statements

Years Ended December 31, 2001 and 2000 and
For The Period from Inception (April 28, 1999)
to December 31, 1999

Independent Auditors’ Report

To the Stockholders
Intellectual Property Technology Exchange, Inc.
Quincy, Massachusetts

We have audited the accompanying balance sheets of Intellectual Property Technology Exchange, Inc. as of December 31, 2001 and 2000 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended and for the period from inception (April 28, 1999) to December 31, 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to report on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our report.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, certain conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intellectual Property Technology Exchange, Inc. as of December 31, 2001 and 2000, and the results of its operations, changes in stockholders’ equity (deficit) and cash flows for the years then ended and for the period from inception (April 28, 1999) to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

Ziner, Kennedy & Lehan LLP

August 19, 2002 Quincy, Massachusetts

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.

Balance Sheets
December 31, 2001 and 2000

ASSETS

	2001	2000

CURRENT ASSETS:
Cash and cash equivalents	$570,679	$1,271,471
Accounts receivable	40,000	57,750
Prepaid expenses and other current assets	22,915	51,097

Total current assets	633,594	1,380,318

PROPERTY AND EQUIPMENT, NET	36,175	37,838

OTHER ASSETS	27,529	19,851

	$697,298	$1,438,007

LIABILITIES AND STOCKHOLDERS’ EQUITY

	2001	2000

CURRENT LIABILITIES:
Accounts payable	$23,125	$15,250
Accrued expenses	24,096	31,218
Deferred revenues	121,919	85,507

Total current liabilities	169,140	131,975

STOCKHOLDERS’ EQUITY:
Preferred stock, $.01 par value, 15,000 shares authorized, 9,445 shares issued and outstanding (liquidation preference of $2,600,250)	94	94
Common stock, $.01 par value, 30,000 shares authorized, 9,004 shares issued and outstanding in 2001 and 8,200 shares issued and outstanding in 2000	90	82
Additional paid-in capital	2,597,530	2,589,298
Accumulated deficit	(2,069,556)	(1,283,442)

Total stockholders’ equity	528,158	1,306,032

	$697,298	$1,438,007

See Independent Auditors’ Report and
     Notes to Financial Statements.

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.

Statements of Operations
Years Ended December 31, 2001 and 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

	2001	2000	1999

NET REVENUES	$147,188	$7,243	$—

Operating expenses	945,635	910,562	255,576
Research and development	28,200	130,097	61,238

	973,835	1,040,659	316,814

OPERATING (LOSS)	(826,647)	(1,033,416)	(316,814)

OTHER INCOME:
Investment income	35,885	61,846	4,489
Other income	4,648	453	—

	40,533	62,299	4,489

NET (LOSS)	$(786,114)	$(971,117)	$(312,325)

See Independent Auditors’ Report and
     Notes to Financial Statements.

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.

Statements of Stockholders’ Equity (Deficit)
Years Ended December 31, 2001 and 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

			Preferred Stock		Additional
					Common Stock
				Accumulated			Paid-In
	Shares	Amount	Shares	Amount	Capital	Deficit	Total

Balance at April 28, 1999 (date of inception)	—	$—	—	$—	$—	$—	$—
Issuance of common stock	—	—	6,500	65	(65)	—	—
Issuance of common stock	—	—	1,470	15	8,885	—	8,900
Issuance of Series A preferred stock	4,500	45	—	—	449,955	—	450,000
Issuance of Series B preferred stock	500	5	—	—	149,995	—	150,000
Exercise of employee stock options	—	—	230	2	2,298	—	2,300
Net loss	—	—	—	—	—	(312,325)	(312,325)

Balance, December 31, 1999	5,000	50	8,200	82	611,068	(312,325)	298,875

Issuance of Series C preferred stock, net of issuance costs	4,445	44	—	—	1,978,230	—	1,978,274
Net loss	—	—	—	—	—	(971,117)	(971,117)

Balance, December 31, 2000	9,445	94	8,200	82	2,589,298	(1,283,442)	1,306,032

Exercise of employee stock options	—	—	804	8	8,232	—	8,240
Net loss	—	—	—	—	—	(786,114)	(786,114)

Balance, December 31, 2001	9,445	$94	9,004	$90	$2,597,530	$(2,069,556)	$528,158

See Independent Auditors’ Report and
     Notes to Financial Statements.

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.

Statements of Cash Flows
Years Ended December 31, 2001, 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

	2001	2000	1999

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(786,114)	$(971,117)	$(312,325)
Adjustments to reconcile net (loss) to net cash (used) by operating activities:
Depreciation	10,986	5,168	—
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	17,750	(57,750)	—
(Increase) decrease in prepaid expenses and other current assets	28,182	(51,097)	—
Increase in accounts payable	7,875	15,250	—
Increase (decrease) in accrued expenses	(7,122)	31,218	—
Increase in deferred revenues	36,412	85,507	—

Net cash (used) by operating activities	(692,031)	(942,821)	(312,325)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(9,323)	(41,366)	(1,640)
Change in other assets	(7,678)	(19,306)	(545)

Net cash (used) by investing activities	(17,001)	(60,672)	(2,185)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of Series A preferred stock	—	—	450,000
Net proceeds from issuance of Series B preferred stock	—	—	150,000
Net proceeds from issuance of Series C preferred stock	—	1,978,274	—
Net proceeds from issuance of common stock	—	—	8,900
Net proceeds from exercised stock options	8,240	—	2,300

Net cash provided by financing activities	8,240	1,978,274	611,200

NET INCREASE (DECREASE) IN CASH	(700,792)	974,781	296,690
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,271,471	296,690	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$570,679	$1,271,471	$296,690

See Independent Auditors’ Report and
     Notes to Financial Statements.

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.
Notes to Financial Statements
Years Ended December 31, 2001 and 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

Note 1 — Summary of Significant Accounting Policies

Nature of Operations - Intellectual Property Technology Exchange, Inc. (“TechEX™” or the “Company”) provided buyers and sellers of life science technologies with a secure, internet-based network for licensing or selling new inventions and discoveries. The Company was founded on April 28, 1999 and was considered a development stage enterprise until operations commenced in 2001.

The Company developed an internet website through which users could access the TechEX’s Discovery Exchange database. Technology providers (sellers) post descriptions of their recent discoveries at www.techex.com. These descriptions use TechEX’s proprietary, industry-specific lexicon and hierarchy of key terms. Technology developers and marketers (buyers) use the same system to create interest profiles for the kinds of new technology they are seeking. Discovery Exchange compares the descriptions with the profiles, simultaneously sending electronic notification to both seller and buyer when a match occurs. This simple yet powerful communication platform enables sellers to target only those buyers who may be interested in their technology, while providing buyers with timely notice of opportunities in their specific field(s) of interest. This unique system ensures that buyers and sellers can find each other efficiently and rapidly.

Subsequent Event - Subsequent to December 31, 2001, the Company sold its website and certain intangible assets to UTEK Corporation, a public company based in Florida in exchange for 10,000 common shares of UTEK plus the assumption by UTEK of certain obligations to keep the exchange service and website in operation on a continuing basis through the end of the remaining subscription periods, which is May 15, 2003.

In accordance with EITF 94-3(B), the Company has not recognized a liability for costs associated with the subsequent sale of assets or ceasing operations as those costs will be recorded at the time the sale is consummated. These costs are currently not readily determinable.

Going Concern - The accompanying financial statements have been presented on the assumption that the Company is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. For the period from inception (April 28, 1999) through December 31, 2001, the Company incurred significant operating losses and utilized significant amounts of cash to fund operations. As noted above, the Company sold its website and certain intangible assets subsequent to December 31, 2001 and no longer will engage in operations. Remaining overhead, payment of liabilities and exit costs may require funding from investors. Subsequent to year-end, the Company received additional funding from its existing investors to fund operations (Note 9).

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.
Notes to Financial Statements
Years Ended December 31, 2001 and 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

Note 1 — Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents - Cash and cash equivalents include cash and money market investments with original maturities of three months or less.

Property and Equipment - Property and equipment are stated at cost, net of accumulated depreciation. Property and equipment are depreciated on a straight-line basis over the estimated useful lives of the assets as follows:

Assets	Years

Computer equipment and software	3 - 5
Office equipment and furniture	5 - 7

Deferred Revenues - The Company generates revenues from one-year subscriptions to the Discovery Exchange. Revenues are recognized ratably over the term of the subscription agreement. Deferred revenues are comprised principally of the revenue to be recognized over the remaining subscription period in accordance with the terms of the subscription agreement.

Other current assets include deferred royalty expense for Discovery Exchange subscriptions. Royalty expense is recognized ratably over the term of the subscription agreement.

Advertising - The Company records advertising expense as incurred. Advertising expense was $2,750 in 2001, $58,102 in 2000 and $17,167 in 1999.

Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (“SFAS 109”). Tax provisions and credits are recorded at current statutory rates for taxable items included in the statements of operations regardless of the period in which such items are reported for income tax purposes. Deferred income taxes are recognized for temporary differences between financial statement and income tax bases of assets and liabilities and net operating loss carryforwards for which income tax benefits will be realized in future years. SFAS No. 109 requires that the Company record a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents in bank deposit accounts and trade receivables. The Company places its cash and cash equivalents in market rate accounts with reputable financial institutions. The Company has not experienced significant losses related to cash and cash equivalents and does not believe it is exposed to any significant credit risks.

The Company’s revenue is recognized from one-year subscriptions to the Discovery Exchange. Revenues are recognized ratably over the term of the subscription agreement. Management believes that its knowledge of its customers and billing and collection policies are adequate to minimize potential credit risk and accordingly has not recorded an allowance for doubtful accounts.

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.
Notes to Financial Statements
Years Ended December 31, 2001 and 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

Note 1 — Summary of Significant Accounting Policies (continued)

Stock-Based Compensation - The Company grants stock options for a fixed number of shares to employees and nonemployees with an exercise price equal to or greater than the estimated fair market value of the shares at the date of the grant. The Company has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), therefore no compensation expense is recorded. The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS 123). Compensation expense calculated under SFAS 123 would not have a material effect on the net loss for 2001, 2000 or 1999.

Recent Accounting Pronouncements - In October 1999, the Chief Accountant of the Securities and Exchange Commission (the “SEC”) requested that the Financial Accounting Standards Board Emerging Issues Task Force (the “EITF”) address a number of accounting and financial reporting issues that the SEC believes had developed with respect to internet businesses. The SEC identified twenty issues for which they believed some form of standard setting or guidance may be appropriate either because (1) there appeared to be diversity in practice or (2) the issues are not specifically addressed in current accounting literature or (3) the SEC Staff is concerned that developing practice may be inappropriate under generally accepted accounting principles. Many of the issues identified by the SEC are potentially applicable to the Company. Although the EITF has begun to deliberate these issues, formal guidance has not been issued to date for the majority of them. Although the Company believes its historical accounting policies and practices conform with generally accepted accounting principles, there can be no assurance that final consensus reached by the EITF on the Internet issues referred to above, or other actions by standard setting bodies, will not result in changes to the Company’s historical accounting policies and practices or to the manner in which certain transactions are presented and disclosed in the Company’s financial statements.

In July 2001, the FASB issued Statement of Financial Accounting Standards No. 142 (“SFAS 142”). “Goodwill and Other Intangible Assets,” which is effective for fiscal years beginning after December 15, 2001. Certain provisions also apply to acquisitions initiated subsequent to June 30, 2001. SFAS 142 supercedes APB Opinion No. 17 “Intangible Assets” and requires, among other things, the discontinuance of amortization assets. These assets will then be subject to an impairment test at least annually.

Reclassification - Certain items from 2000 and 1999 have been reclassified to conform with 2001 classifications.

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.
Notes to Financial Statements
Years Ended December 31, 2001 and 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

Note 2 — Property and Equipment

Property and equipment is comprised of the following:

	2001	2000

Computer equipment and software	$27,742	$22,855
Office equipment and furniture	24,587	20,151

	52,329	43,006
Less accumulated depreciation	(16,154)	(5,168)

Property and equipment, net	$36,175	$37,838

Depreciation expense was $10,986 in 2001 and $5,168 in 2000. There was no depreciation expense in 1999.

Note 3 — Related Party Transactions

In June 1999, the Company entered into a Licensing Agreement with Yale University (“Yale”). The agreement requires the Company to pay Yale a 0.2% royalty on any applicable net sales through December 31, 2000. Beginning on January 1, 2001, if the U.S. Patent and Trademark Office issues a patent on the Yale patent application, as described in the agreement, then the royalty rate is increased to 1% on any applicable net sales, otherwise the royalty rate remains at 0.2% until the patent is issued. As of December 31, 2001, such patent has not been issued.

The agreement continues until either November 2018 or upon expiration of patent, whichever is later. Royalty expense related to the Yale contract was $300 in 2001 and $11 in 2000. As of December 31, 2001, the royalties payable to Yale related to this agreement amounted to $225.

The agreement also allows, upon the closing of the Company’s first underwritten public offering or a merger or consolidation, the Company to have the call right (but not obligation) to purchase any future royalties payable to Yale under the agreement and Yale shall have a put right (but not obligation) to require the Company to purchase any future royalties payable to Yale under the license agreement.

As consideration for the exclusive license granted under this licensing agreement and for the assignment to the Company of certain assets described in the licensing agreement, the Company issued 4,250 shares of its common stock to Yale and 2,250 shares to the other co-founder of the licensed property in June 1999. Additionally, Yale has the right to elect one director of the Company.

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.
Notes to Financial Statements
Years Ended December 31, 2001 and 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

Note 4 — Commitments and Contingencies

PwC Agreement - In October 2000, the Company entered into a two-year agreement with PricewaterhouseCoopers LLP (“PwC”). The agreement provides for TechEX and PwC to sponsor and promote PwC’s consulting services, TechEX’s on line services and co-branded web pages. The companies will integrate certain products and services including certain data currently encompassed by PwC’s Intellectual Property Exchange and TechEX Internet sites. PwC will provide to TechEX a percentage of consulting fees received by PwC’s Intellectual Asset Management practice of its United States Financial Advisory Services Group that results from this agreement. TechEX will provide to PwC a percentage of 2001 and 2000 revenues. TechEX has recognized neither revenue nor expense related to the PwC contract.

Operations Lease - In June 2000, the Company entered into a three-year real estate lease for its office facility located in Quincy, Massachusetts. The agreement requires monthly rent of $4,275 for the first year, $4,725 for the second year and $5,175 for the third year. The Company is also required to pay $225 per month for electricity usage. The minimum rental is subject to adjustment based on increases in real estate taxes or operating costs.

Future minimum lease payments as of December 31, 2001 for the Company’s office facility are as follows:

Years	Amount

2002	$59,850
2003	25,875

$85,725

Rent expense under noncancelable operating leases amounted to $56,700 in 2001, $36,890 in 2000 and $2,673 in 1999.

Note 5 — Capital Stock

The Company’s Articles of Incorporation provide the Company with the authority to issue 30,000 shares of common stock and 15,000 shares of blank check preferred stock.

In June 1999, the Company sold 4,500 shares of Series A preferred stock (“Series A”) for $450,000. In November 1999, the Company sold 500 shares of Series B preferred stock (“Series B”) for $150,000. In May 2000, the Company sold 4,445 shares of Series C preferred stock (“Series C”) for $2,000,250 less issuance costs of $21,976.

Holders of preferred stock have the option to convert such shares into shares of common stock on a 1:1 ratio. Mandatory conversion would occur upon the closing of a public offering.

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.
Notes to Financial Statements
Years Ended December 31, 2001 and 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

Note 5 — Capital Stock (continued)

Preferred stock consists of the following at December 31, 2001:

	Per Share	Issued	Aggregate
Preferred	Liquidation	and	Liquidation
Class	Value	Outstanding	Preference

Series A	$100	4,500	$450,000
Series B	$300	500	150,000
Series C	$450	4,445	2,000,250

		9,445	$2,600,250

Note 6 — Stock Option Plans

In June 1999, the Company’s Board of Directors adopted the 1999 Stock Incentive Plan (“the 1999 Plan”). In December 2000, the Company’s Board of Directors adopted the 2000 Stock Incentive Plan (“the 2000 Plan”). Employees, key advisors and nonemployee directors of the Company are eligible to receive awards under the 1999 Plan and the 2000 Plan, which are subject to certain vesting provisions. As of December 31, 2001, a total of 4,500 shares of common stock are reserved for issuance under these Plans.

		Weighted
		Average
		Exercise
	Shares	Price

Outstanding at April 28, 1999 (inception)	—	$—
Options granted	1,460	$10.80
Options exercised	(230)	$(10.00)

Outstanding at December 31, 1999	1,230	$11.02
Options granted	1,090	$284.60

Outstanding at December 31, 2000	2,320	$139.50
Options granted	3,198	$90.00
Options exercised	(804)	$(10.20)
Options cancelled	(2,136)	$(173.80)

Outstanding at December 31, 2001	2,578	$90.00

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.
Notes to Financial Statements
Years Ended December 31, 2001 and 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

Note 6 — Stock Option Plans (continued)

The following table summarizes information about stock options outstanding at December 31, 2001:

		Options Outstanding		Options Exercisable

Weighted
		Average	Weighted		Weighted
		Remaining	Average		Average
Exercise	Number	Contractual	Exercise	Number	Exercise
Price	Outstanding	Life	Price	Exercisable	Price

$90.00	2,578	9.4	$90.00	600	$90.00

Note 7 — Defined Contribution Plan

In 2000, the Company established a defined contribution plan for qualified employees as defined under the plan. Eligible participants may contribute 1% to 15% of their pretax compensation as defined in the Plan document. The Company can make discretionary contributions to the plan. There were no discretionary contributions made by the Company to the Plan in 2001, 2000 or 1999.

Note 8 — Income Taxes

The net deferred tax asset (liability) recognized in the balance sheets consists of the following:

	2001	2000

Deferred tax asset:
Net operating losses	$825,700	$525,200
Valuation allowance	(825,700)	(525,200)

Net deferred tax asset	$—	$—

Deferred income taxes reflects the net effects of temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Due to the uncertainty on the Company’s ability to realize the tax benefit of the deferred tax assets, the deferred tax assets are fully offset by a valuation allowance at December 31, 2001 and 2000. The net change in the valuation allowance for deferred tax assets at December 31, 2001 and 2000 was an increase of $300,500 and $399,700, respectively.

INTELLECTUAL PROPERTY TECHNOLOGY EXCHANGE, INC.
Notes to Financial Statements
Years Ended December 31, 2001 and 2000 and For The
Period From Inception (April 28, 1999) to December 31, 1999

Note 8 — Income Taxes (continued)

As of December 31, 2001, the Company has a net operating loss carryforward of approximately $2,064,000 for federal income tax purposes. This carryforward will expire through 2021 if not utilized. The use of these carryforwards may be subject to limitations as defined in the Internal Revenue Code, due to changes in the Company’s ownership.

Note 9 — Note Payable

Subsequent to year-end, the Company received $30,000 in unsecured debt from its existing investor group to fund operations for the remaining subscription periods. The note accrues interest at 8% and will be due and payable with any accrued interest on May 31, 2003.

INTRODUCTION TO UNAUDITED PRO FORMA COMBINED AND CONDENSED FINANCIAL DATA

     On May 31, 2002, UTEK Corporation acquired all the outstanding shares of common stock of Techex Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Intellectual Property Technology Exchange, Inc., in a tax-free stock for stock exchange. UTEK Corporation issued 10,000 unregistered shares of its common stock to Intellectual Property Technology Exchange, Inc. in exchange for all of the issued and outstanding shares of common stock of Techex Acquisition Corporation. The amount of consideration was determined by arms-length negotiations between the parties.

     The shares acquired by Intellectual Property Technology Exchange, Inc. in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933. The value of the consideration paid by UTEK Corporation was estimated at $71,000 based on the closing price of $7.10 of UTEK Corporation on May 31, 2002.

     Techex Acquisition Corporation holds the TechEx.com website and certain intangible assets and was formed by Intellectual Property Technology Exchange, Inc. in May 2002 in order to facilitate the acquisition of these assets by UTEK. The financial statements of Intellectual Property Technology Exchange, Inc. are included in this filing as such statements approximate the financial results of Techex Acquisition Corporation had Techex Acquisition Corporation been in existence prior to May 2002.

     The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2001 and the six months ended June 30, 2002 (the “Pro Forma Statements of Operations”) have been prepared to reflect the purchase of Techex Acquisition Corporation by UTEK as of the beginning of the periods presented in the Pro Forma Statements of Operations. The Pro Forma Statement of Operations for the year ended December 31, 2001 combines UTEK’s Statement of Operations for the year ended December 31, 2001 and Intellectual Property Technology Exchange, Inc.’s Statement of Operations for the year ended December 31, 2001. The Pro Forma Statement of Operations do not reflect any anticipated costs savings or any synergies that are anticipated to result from the Techex Acquisition Corporation acquisition. There can be no assurance that any such cost savings or synergies will occur. The pro forma financial statements do not purport to be indicative of the results of operations or financial position of UTEK that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that UTEK believes are reasonable. The pro forma financial statements should be read in conjunction with the separate historical consolidated financial statements of UTEK and the notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in UTEK’s Form 10-K for the year ended December 31, 2001 and Form 10-Q for the six months ended June 30, 2002 previously filed with the Securities and Exchange Commission and the December 31, 2001 historical financial statements of Intellectual Property Technology Exchange, Inc., and the notes thereto included elsewhere herein.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

		Intellectual
		Property
		Technology
	UTEK Corporation	Exchange, Inc.
	Year Ended	Year Ended
	December 31,	December 31,	PRO FORMA	PRO
	2001	2001	Adjustments	FORMA

Income from operations:
Sale of technology rights	$3,419,653	$147,188		$3,566,841
Consulting fees	534,782			534,782
Investment and other income, net	120,813	40,533		161,346

	4,075,248	187,721	—	4,262,969

Expenses:
Salaries and wages	616,796			616,796
Professional fees	372,029			372,029
Sales and marketing	904,141			904,141
General and administrative	719,004	973,835		1,692,839

	2,611,970	973,835	—	3,585,805

Income before income taxes	1,463,278	(786,114)		677,164
Provision for income tax	555,298	—		555,298

Net income from operations	907,980	(786,114)	—	121,866
Net realized and unrealized gains (losses):
Net realized loss on investments, net of income tax benefit	(86,578)			(86,578)
Change in unrealized depreciation of non-controlled affiliate investments, net of deferred tax benefit	(177,119)			(177,119)

Net increase in net assets from operations	$644,283	$(786,114)	$—	$(141,831)

Net increase in net assets from operations per share:
Basic	$0.17			$(0.04)
Diluted	$0.17			$(0.04)
Weighted average shares:
Basic	3,840,714			3,840,714
Diluted	3,882,914			3,882,914

UNAUDITED INTERIM PRO FORMA FINANCIAL INFORMATION

		Intellectual Property
		Technology
	UTEK Corporation	Exchange, Inc.
	Six Months Ended	Six Months Ended
	June 30,	June 30,	PRO FORMA	PRO
	2002	2002	Adjustments	FORMA

Income from operations:
Sale of technology rights	$1,623,104	$91,100		$1,714,204
Consulting fees	574,413			574,413
Investment and other income, net	29,697	(22,551)		7,146

	2,227,214	68,549	—	2,295,763

Expenses:
Salaries and wages	418,977			418,977
Professional fees	311,761			311,761
Sales and marketing	440,143			440,143
General and administrative	653,525	680,075		1,333,600

	1,824,406	680,075	—	2,504,481

Income before income taxes	402,808	(611,526)		(208,718)
Provision for income tax	156,208	—		156,208

Net income from operations	246,600	(611,526)	—	(364,926)
Net realized and unrealized gains (losses):
Net realized loss on investments, net of income tax benefit	(102,519)			(102,519)
Change in unrealized depreciation of non-controlled affiliate investments, net of deferred tax benefit	(1,702,931)			(1,702,931)

Net increase in net assets from operations	$(1,558,850)	$(611,526)	$—	$(2,170,376)

Net increase in net assets from
operations per share:
Basic	$(0.40)			$(0.55)
Diluted	$(0.40)			$(0.55)
Weighted average shares:
Basic	3,917,329			3,917,329
Diluted	3,917,329			3,917,329

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2002	UTEK CORPORATION

	By:	/s/ Michael O. Sullivan

Michael O. Sullivan Chief Financial Officer